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                                                                   EXHIBIT 10.55

[LOGO OF SCOTIABANK] DEMAND NOTE               $13,000,000.00 CAD
                                               ---------------------------------
                                               Date DEC. 12, 2001
                                               ---------------------------------

              For value received, the undersigned, jointly and severally (if more than one), promise(s) to pay on demand to the order of THE BANK OF NOVA SCOTIA at its SCOTIA PLAZA BRANCH 44 KING ST. WEST TORONTO, ONTARIO the sum of THIRTEEN MILLION CANADIAN XXXX Dollars with interest calculated on a daily basis and payable monthly as well after as before demand of payment and/or judgment, and interest on overdue interest. Rate of interest as follows:

 / /  FIXED RATE - at the rate of __________%          Regal Greetings & Gift
      per annum.                                       Corporation

 /X/  FLOATING RATE - at the rate per annum
      equal to the prime lending rate of
      The Bank of Nova Scotia from time
      to time PLUS 3% per annum (at the date of          /s/ Anthony R. Calandra
      this note the prime lending rate of The          -------------------------
      Bank of Nova Scotia at 4% per annum)             -------------------------

Account Loan Number______________________